Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

    This First Amendment to Loan and Security Agreement is entered into as of March 28, 2013 (the “Amendment”), by and between COMERICA BANK (“Bank”) and GLOWPOINT, INC. (“Borrower”).

RECITALS

    Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 1, 2012, as may be amended from time to time (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

    NOW, THEREFORE, the parties agree as follows:

    1. The following definitions are each added to, or amended in, as the case may be, Exhibit A referred to in Section 1.1 of the Agreement to read as follows:

       “Cash” means unrestricted cash and cash equivalents.

      “EBITDA” means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the Borrower's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense for such period, plus (iv) non-cash expense associated with issuing capital stock and granting stock options, plus (v) severance charges (of up to $100,000 for the second quarter of 2013, and shall be no more than $100,000 in each of the third and fourth quarters of 2013) , impairment charges, and non-recurring charges and gains, for such period, all as determined in accordance with GAAP, provided that impairment charges added back under clause (v) may not exceed $500,000 for the balance of 2013, and may not exceed $500,000 per year thereafter.

2. Section 2.1(b)(i) of the Agreement is amended to read as follows:

(i)           Amount.  Subject to and upon the terms and conditions of this Agreement Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less in each case any amount outstanding under the Growth Capital Line up to One Million Five Hundred Thousand Dollars ($1,500,000) (provided that as a condition precedent to the initial Advance, Bank shall have received an audit of the Collateral, the results of which shall be satisfactory to Bank).  Amounts borrowed pursuant to this Section 2.1(b) may be repaid and re-borrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable.

3. The third sentence of Section 2.1(d)(i) is amended to read as follows:  “The aggregate outstanding amount of Growth Capital Advances shall not exceed the lesser of (a) the Growth Capital Line or (b) the Borrowing Base.”

4. The first line of Section 6.2(a) is amended to read as follows:  “(a)  On the first and fifteenth day of each month, within 15 days, Borrower shall deliver to Bank . . .”

5. Section 6.7 of the Agreement is amended to read as follows:

6.7           Financial Covenants.

(a)           Senior Funded Debt to EBITDA Ratio.  Borrower shall maintain at all times a ratio of Obligations to consolidated EBITDA of not more than 2.00 to 1.0 (i) measured on an annualized trailing three (3) month basis for the period beginning January 1, 2013, through June 30, 2013, (ii) measured on an annualized trailing six (6) month basis for the period beginning July 1, 2013, through September 30, 2013, (iii) measured on an annualized trailing nine (9) month basis for the period beginning October 1, 2013, through December 31, 2013, and (iv) measure on a trailing twelve (12) month basis for the period beginning January 1, 2014, and at all times thereafter.

(b)           Total Funded Debt to EBITDA Ratio.  Borrower shall maintain at all times a ratio of Total Funded Debt to EBITDA of not more than (i) measured on an annualized trailing three (3) month basis and for the period beginning on January 1, 2013, through March 31, 2013, 5.25 to 1.00, (ii) measured on an annualized three (3) month basis and for the period beginning on April 1, 2013, through June 30, 2013, 5.00 to 1.00, (iii) measured on an annualized six (6) month basis and for the period beginning on July 1, 2013, through September 30, 2013, 4.75 to 1.00, (iv) measured on an annualized nine (9) month basis and for the period beginning on October 1, 2013, through December 31, 2013, 4.25 to 1.00, (v) measured on a twelve (12) month basis and for the period beginning on January 1, 2014, through March 31, 2014, 3.75 to 1.00, and (vi) measured on a twelve (12) month basis and for the period beginning on April 1, 2014, and at all times thereafter, 3.00 to 1.00.  As used herein “Total Funded Debt” shall mean the sum of (A) the Obligations and (B) Subordinated Debt (including without limitation and without duplication all Indebtedness owing to Escalate and all Indebtedness under the Seller Note).

(c)           Fixed Charge Ratio.  Borrower shall maintain at all times a ratio of (i) EBITDA for such period minus capital expenditures made during such period, minus distributions paid during such period, and minus income taxes paid during such period to (ii) the current portion of all long-term Indebtedness (excluding without limitation the Seller Note Payments and any balance due under the Revolving Line) plus interest expense paid during such period, of at least (A) measured on an annualized trailing three (3) month basis and for the period beginning on January 1, 2013, through March 31, 2013, 0.70 to 1.00, (B) measured on an annualized three (3) month basis and for the period beginning on April 1, 2013, through June 30, 2013, 0.80 to 1.00, (C) measured on an annualized six (6) month basis and for the period beginning on July 1, 2013, through September 30, 2013, 0.80 to 1.00, (D) measured on an annualized nine (9) month basis and for the period beginning on October 1, 2013, through December 31, 2013, 0.80 to 1.00, (E) measured on a twelve (12) month basis and for the period beginning on January 1, 2014, through March 31, 2014, 0.80 to 1.00, (F) measured on a twelve (12) month basis and for the period beginning on April 1, 2014, through June 30, 2014, 0.80 to 1.00, and (G) measured on a twelve (12) month basis and for the period beginning on July 1, 2014, and at all times thereafter, 1.00 to 1.00.  As used herein, “Seller Note Payments” shall mean an amount equal to: (i) $750,000 (the “October Payment Amount”) for the month of October, 2012; (ii) the October Payment Amount plus an amount equal to $125,000 for each month thereafter through April 30, 2013; (iii) $1,500,000 (the “April Payment Amount”) beginning on April 1, 2013 and for each month thereafter until December 31, 2013, and (iv) the April Payment Amount minus an amount equal to $125,000 for each month thereafter through January 1, 2015.

6. New Sections 6.7(d) and 6.7(e) are added to the Agreement to read as follows:

(d)           Minimum Cash.  Borrower shall maintain at all times a balance of unrestricted cash in a separate collateral account at Bank in an amount equal to at least Four Hundred Thousand Dollars ($400,000).  Borrower may not withdraw funds from such account without Bank’s prior written consent.

(e)           Extraordinary Expenses.  Borrower shall not incur extraordinary expenses in connection with acquisitions in excess of $100,000 in the fiscal quarter ending June 30, 2013, or in excess of $100,000 in the aggregate for the fiscal quarters ending September 30, 2014 and December 31, 2014.

7. Exhibit D (Borrowing Base Certificate) to the Agreement is hereby amended in its entirety and replaced with Exhibit D attached hereto.

8. Exhibit E (Compliance Certificate) to the Agreement is hereby amended in its entirety and replaced with Exhibit E attached hereto.

9. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

10. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and no Event of Default has occurred and is continuing.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

12. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:

(a) this Amendment duly executed by Borrower;

(b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an Affirmation of Unconditional Secured Guaranty (GP Communication, LLC)

(d) Affirmation of Subordination and Intercreditor Agreement (Escalate Capital Partners SBIC, L.P.);

(e) Affirmation of Unconditional Secured Guaranty (Affinity Videonet, Inc.);

(f) An amendment fee equal to $5,000;

(g) an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(h) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GLOWPOINT, INC. By: /s/ Peter Holst Title: President and Chief Executive Officer
COMERICA BANK By: /s/ Ramesh Bart Title: VP

EXHIBIT D

BORROWING BASE CERTIFICATE

[TO BE PROVIDED BY BANK]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue 3rd Floor, MC 4240 Palo Alto, CA 94301 Phone: (650) 462-6060 Fax: (650) 462-6061

FROM:                 GLOWPOINT, INC.

The undersigned authorized Officer of GLOWPOINT, INC. ("Borrower"), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, except to the extent expressly referring to another date.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that the financial statements attached hereto were prepared in accordance with Generally Accepted Accounting Principles (GAAP), consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" or "Applicable" column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Company Prepared Quarterly F/S	Quarterly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 120 days of FYE (beginning with FYE 2012)	YES	NO
Borrowing Base Cert., A/R & A/P Agings	As of the 15th and last day of each month, within 15 days	YES	NO
Contractual backlog trend report	Within 3 days of A/R & A/P Agings due date	YES	NO
Annual Business Plan (incl. operating budget)	within 30 days of beginning of fiscal year	YES	NO
Audit	Initial; Semi-annual thereafter	YES	NO
Intellectual Property Report If Public:	Quarterly, within 30 days
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO

10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO
Total amount of Borrower's cash and investments Total amount of Borrower's cash and investments maintained with Bank	Amount: $ Amount: $	YES YES	NO NO
	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Inventory Disputes > $100,000 (Sect. 6.3)	Notify promptly upon notice	YES	NO
Mergers & Acquisitions > $100,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements>$100,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments > $100,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO
FINANCIAL COVENANTS	REQUIRED ACTUAL	COMPLIES
Senior Funded Debt to EBITDA Ratio Total Funded Debt to EBITDA Ratio Fixed Charge Ratio Minimum Cash in Collateral Account Extraordinary Expenses	See Section 6.7(a) ____:____ See Section 6.7(b) ____:____ See Section 6.7(c) ____:____ $400,000 See Section 6.7(e) $____	YES NO YES NO YES NO YES NO
OTHER COVENANTS	REQUIRED ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$100,000	YES	NO
Permitted Investments for stock repurchase	<$100,000	YES	NO
Permitted Investments for subsidiaries	<$100,000	YES	NO
Permitted Investments for employee loans	<$100,000	YES	NO
Permitted Investments for joint ventures	<$100,000	YES	NO
Permitted Liens for equipment leases	<$100,000	YES	NO
Permitted Transfers	<$100,000	YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of GLOWPOINT, INC., a Delaware corporation (the “Corporation”); that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

    (a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount.

    (b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

    (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

    (d)  Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

    (e)  Issue a warrant or warrants to purchase the Corporation’s capital stock; and

    (f)  Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, ,and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.
Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.
Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.
These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.
Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.
The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
_________________________	_______________	___________________________
_________________________	_______________	___________________________
_________________________	_______________	___________________________
_________________________	_______________	___________________________
_________________________	_______________	___________________________

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on March __, 2013.

            ______________________________

                           Secretary

***

The Above Statements are Correct.  _________________________________________________________

signature of officer or director or, if none, a shareholder other than secretary when secretary is authorized to sign alone.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.